                                               Registration No.
                                                               -----------------

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                             ---------------------

                                    FORM T-1

            Statement of Eligibility under the Trust Indenture Act
             of 1939 of a Corporation Designated to act as Trustee

        Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)
                                                  ------

                             ---------------------

                    Manufacturers and Traders Trust Company
             (Exact name of trustee as specified in its charter)

               NEW YORK                                          16-0538020
    (Jurisdiction of incorporation                            (I.R.S. employer
or organization if not a national bank)                      identification No.)

            One M&T Plaza
          Buffalo, New York                                      14240-2399
(Address of principal executive offices)                         (Zip Code)

                             ---------------------

                            FLEMING COMPANIES, INC.
              (Exact name of obligor as specified in its charter)

               OKLAHOMA                                          73-1395733
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

   6301 Waterford Boulevard Box 26647                              73126
       Oklahoma City, Oklahoma                                   (Zip Code)
(Address of principal executive offices)

                             ---------------------
                             ---------------------

                   10 1/2% SENIOR SUBORDINATED NOTES DUE 2004

                   10 5/8% SENIOR SUBORDINATED NOTES DUE 2007

                         (Title of indenture securities)

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Item 1.   General Information

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203

          Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
          10045

          Federal Deposit Insurance Corporation, Washington, D.C.  20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.   Affiliations with the Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

[Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]


Item 16.  List of Exhibits

          Exhibit A.     Organization Certificate of the Trustee as now in
                         effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

          Exhibit B.     Certificate of Authority of the Trustee to commence
                         business (incorporated herein by reference to Exhibit
                         2, Form T-1, Registration Statement No. 33-7309).

          Exhibit C.     Authorization of the Trustee to exercise corporate
                         trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No.
                         33-7309).

          Exhibit D.     Existing By-Laws of the Trustee (incorporated herein by
                         reference to Exhibit 4, Form T-1, Registration
                         Statement No. 33-7309).

          Exhibit E.      Not Applicable.

          Exhibit F.     Consent of the Trustee (incorporated herein by
                         reference to Exhibit 6, Form T-1, Registration
                         Statement No. 33-7309).

          Exhibit G.      Report of Condition of the Trustee.*

          Exhibit H.      Not Applicable

          Exhibit I.      Not Applicable

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*Filed Herewith

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 16th day of September, 1997.

                                       MANUFACTURERS AND TRADERS TRUST COMPANY

                                       By: /s/ RUSSELL T. WHITLEY
                                           Russell T. Whitley
                                           Assistant Vice President

                                   EXHIBIT G

                    Manufacturers and Traders Trust Company


CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                    June 30
Dollars in Thousands                                                                  1997
---------------------------------------------------------------------------------------------
Assets                  Cash and due from banks                                  $   399,075
                        Money-market assets                                          214,889
                        Investment securities
                                Available for sale (cost:$1,453,571 on             1,446,481
                                  June 30, 1997)
                                Held to maturity (market value: $89,502 on            89,010
                                  June 30, 1997
                                Other (market value $56,965 on June 30, 1997)         56,965
                        ---------------------------------------------------------------------
                                        Total investment securities                1,592,456
                        ---------------------------------------------------------------------
                        Loans and leases, net of unearned discount                10,504,602
                        Allowance for possible credit losses                        (267,340)
                        ---------------------------------------------------------------------
                                Loans and leases, net                             10,237,262
                        Other assets                                                 426,345
                        ---------------------------------------------------------------------
                                Total assets                                      12,870,027
---------------------------------------------------------------------------------------------
Liabilities             Deposits
                                Noninterest-bearing                                1,455,790
                                Interest bearing                                   9,374,417
                        ---------------------------------------------------------------------
                                        Total Deposits                            10,830,207
                        Short-term borrowings                                        727,946
                        Accrued interest and other liabilities                       212,018
                        Long-term borrowings                                         177,919
                        ---------------------------------------------------------------------
                                Total liabilities                                 11,948,090
---------------------------------------------------------------------------------------------
Stockholder's equity                                                                 921,937
                        ---------------------------------------------------------------------
                                Total liabilities and stockholder's equity       $12,870,027
---------------------------------------------------------------------------------------------